Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of December 16, 2016, by and between Clean Diesel Technologies, Inc. (the “Company”) and MDB Capital Group, LLC (“Purchaser”).

WHEREAS, the Company currently is indebted to Purchaser in the amount of $163,100 (the “Existing Indebtedness”); and

WHEREAS, the Company and Purchaser desire for the Company to repay the Existing Indebtedness by the Company’s delivery to Purchaser of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) at a price of $2.00 per share, for an aggregate of 81,550 shares (the “Shares”) of Common Stock.

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Purchase and Sale of Shares.  Purchaser hereby purchases and acquires from the Company, and the Company hereby issues and sells to Purchaser, the Shares for an aggregate purchase price of $163,100 (the “Purchase Price”), which Purchase Price is hereby paid by cancellation of the Existing Indebtedness.

2.                                      Delivery of Shares.  Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the transfer agent for the Company’s Common Stock, instructions and all such other documents required by the transfer agent to issue the Shares to Purchaser by direct registration in book-entry form in Purchaser’s name.

3.                                      Representations and Warranties of the Company.  The Company represents and warrants to Purchaser as follows:

3.1                               Authority.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

3.2                               Qualifications.  The Company is duly qualified to conduct its business and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company taken as a whole.

3.3                               Enforceability.  The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action.  This Agreement has been duly executed and delivered by the Company, and, upon its execution by Purchaser, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.4                               No Violations.  The execution, delivery, and performance of this Agreement by the Company do not and will not violate or conflict with any provision of the Company’s Certificate of Incorporation or Bylaws (each as amended) and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

3.5                               Valid Issuance; Securities Exemption.  Upon issuance in accordance with the terms hereof, the Shares will be duly and validly issued, fully paid, and non-assessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of Purchaser made pursuant to this Agreement, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws (the “State Acts”).

3.6                               Approvals, Filings.  No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (i) the execution, delivery and performance by the Company of the Agreement; (ii) the issuance and sale of the Shares as contemplated herein, and (iii) the performance by the Company of its other obligations under the Agreement, other than (a) as may be required under applicable State Acts or “blue sky” laws, and (b) filing of one or more Forms D with respect to the Shares as required under Regulation D.

4.                                      Representations and Warranties of Purchaser.  Purchaser represents and warrants to the Company as follows:

4.1                               Authority.  Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

4.2                               Enforceability.  The execution, delivery, and performance of this Agreement by Purchaser have been duly authorized by all requisite corporate action.  This Agreement has been duly executed and delivered by Purchaser, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.3                               No Violations.  The execution, delivery, and performance of this Agreement by Purchaser do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Purchaser pursuant to, any material instrument or agreement to which Purchaser is a party or by which Purchaser or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, or similar organizational or governing document of Purchaser, as applicable.

4.4                               Knowledge of Investment and its Risks.  The Purchaser has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment in the Shares.  Purchaser understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful.  Purchaser has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, Purchaser could lose Purchaser’s entire investment in the Company.

4.5                               Investment Intent.  Purchaser hereby represents and warrants that (i) the Shares are being and will be acquired for investment for Purchaser’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of the Securities Act, and (ii) Purchaser does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares.  The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.6                               Purchaser Status.  Purchaser is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

4.7                               No Registration.  Purchaser understands that Purchaser may be required to bear the economic risk of Purchaser’s investment in the Company for an indefinite period of time.  Purchaser further understands that (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares must be held by Purchaser indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as otherwise set forth herein, the Company is under no obligation to register any of the Shares on Purchaser’s behalf or to assist Purchaser in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by Purchaser in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

4.8                               Transfer Restrictions.  Purchaser will not transfer any of the Shares unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, Purchaser has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt.  Purchaser understands and agrees that (i) the Shares and the documentation evidencing the Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares, (ii) the Company shall have no obligation to honor transfers of any of the Shares in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

4.9                               Existing Indebtedness.  Purchaser owns 100% of the Existing Indebtedness, and has not transferred or assigned the Existing Indebtedness or any portion thereof or rights thereto to any other person.

5.                                      Registration Rights.  Reference is made to that certain Registration Rights Agreement, dated November 4, 2016 (the “RRA”), among the Company and the investors identified on the signature pages thereto (each, an “Investor,” and collectively, the “Investors”).  The Company agrees to include the Shares in the Registration Statement on Form S-3 to be filed by the Company pursuant to Section 2(a) of the RRA, covering the resale by Purchaser of the Shares as if Purchaser was an Investor under the RRA and the Shares were Registrable Securities thereunder.

6.                                      Miscellaneous.

6.1                               Entire Agreement. This Agreement, together with any exhibits attached hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

6.2                               Notices. All notices, requests, consents, claims, demands, waivers and other communications under this Agreement (each, a “Notice”) must be in writing and addressed to the other party at its address set forth below (or to such other address that the receiving party may designate from time to time in accordance with this section) and shall be deemed given: (a) on the date of delivery only if delivered by a commercial overnight courier service, with confirmation of receipt and costs prepaid; (b) on the date of receipt if sent by facsimile to the fax number set forth below with a confirmation copy sent by certified or registered mail, costs prepaid; or (c) on the earlier of the date of receipt or three (3) days after deposit in the U.S. mail if sent by certified or registered mail, return receipt requested and postage prepaid.

(a)                                 Notice to Purchaser

MDB Capital Group, LLC

2425 Cedar Springs Road

Dallas, Texas 75201

Fax:

(b)                                 Notice to the Company:

Clean Diesel Technologies, Inc.

1621 Fiske Place

Oxnard, CA  93033

Fax:  +1 805 205 1333

6.3                               Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

6.4                               Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability does not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.5                               Amendment and Modification. No amendment to or rescission, termination or discharge of this Agreement is effective unless it is in writing and signed by each party.

6.6                               Waiver.  No waiver under this Agreement is effective unless it is in writing and signed by the party waiving its right.  Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion.

6.7                               Assignment. Neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party. Any purported assignment or delegation in violation of this Section is null and void. No assignment or delegation relieves the assigning or delegating party of any of its obligations under this Agreement.

6.8                               Successors and Assigns. This Agreement is binding on and inures to the benefit of the parties and their respective permitted successors and permitted assigns.

6.9                               No Third-party Beneficiaries. This Agreement benefits solely the parties to this Agreement and their respective permitted successors and permitted assigns and nothing in this Agreement, express or implied, confers on any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.10                        Governing Law. This Agreement, including all exhibits attached hereto, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the Laws of the State of California, without regard to the conflict of laws provisions thereof.

6.11                        Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(Signatures on Following Page)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLEAN DIESEL TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Tracy Kern
Name:	Tracy Kern
Its:	Chief Financial Officer

MDB CAPITAL GROUP, LLC

By:	/s/ Gary Schuman
Name:	Gary Schuman
Its:	CFO & COO